EXHIBIT 10.77

Gary J. Skoien

Chairman, President, and

Chief Executive Officer

December 19, 2002

Mr. Thomas Rumptz

Horizon Group Properties, Inc.

5000 Hakes Drive

Muskegon, MI   49441

Dear Tom:

This letter amends your initial retention letter.  “The Term of This Agreement” on Page 2, Section 4 shall be changed to June 30, 2003.

Please feel free to call me with any questions you may have.  Thank you for all of your hard work on behalf of Horizon Group Properties, Inc.

Very truly yours,

/s/ Gary J. Skoien